UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

   Date of Report (Date of Earliest Event Reported): October 24, 2007

                    SIX DIAMOND RESORTS INTERNATIONAL
         ----------------------------------------------------
        (Exact name of registrant as specified in its charter)

        Cayman Islands               000-52134                  N/A
 ---------------------------   ----------------------     ---------------
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
     of incorporation)                                  Identification No.)


                      c/o Nautilus Global Partners
                         700 Gemini, Suite 100
                           Houston, TX 77027
            -----------------------------------------------
           (Address of Principal Executive Offices/Zip Code)

                            (281) 488-3883
          --------------------------------------------------
         (Registrant's telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under
       the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the
       Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-
       2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-
       4(c) under the Exchange Act (17 CFR 240.13e-4(c))
_______________________________________________________________


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Item 4.01 Changes in Registrant's Certifying Accountant

  (a)  Pervious independent registered public accounting firm.

  On October 24, 2007, Six Diamond Resorts International ("Registrant) notified its independent registered public accounting firm, PMB Helin Donovan, LLP ("PMB"), of its intention to engage Malone and Bailey, PC ("Malone and Bailey") as its new independent registered public accounting firm, at which time Registrant dismissed PMB.

  PMB's reports on Registrant's financial statements for the period from inception (March 10, 2006) through May 31, 2006 and the period from inception through December
  31,  2006  have  not  contained  an  adverse  opinion   or
  disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

  The    decision   to   change   Registrant's   independent
  registered   public  accounting  firm  was   approved   by
  Registrant's Board of Directors.

  There were no disagreements between Registrant and PMB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which, if not resolved to PMB's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

  Registrant   has   provided   PMB   with   the   foregoing
  disclosures and has requested that it furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the statements made by Registrant herein. A copy of the response from PMB to the foregoing disclosures is attached hereto as Exhibit 16,1 and incorporated in this
  Item 4.01(a) by reference.

  (b)  New independent registered public accounting firm.

  On October 24, 2007, Registrant engaged Malone and Bailey as its new independent registered public accounting firm. Prior to the time Registrant engaged Malone and Bailey, Registrant did not consult Malone and Bailey with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(ii) of Regulation S-B.

  (c) Exhibits

  16.1 Letter from PMB Helin Donovan, LLP dated October  25,
  2007, pursuant to Item 304(a)(3) of Regulation S-K, regarding change in certifying accountant.


                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SIX DIAMOND RESORTS INTERNATIONAL




Date:  October  25, 2007      By:  /s/ JAMES W. BELL
                                 ----------------------
                              Name:James W. Bell
                              Title:Chief Financial Officer



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